                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 11, 2001
                                                         ----------------


                       INVESTORS FINANCIAL SERVICES CORP.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



            DELAWARE                      0-26996                04-3279817
         --------------                 -------------          -------------
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)



        200 Clarendon Street, Boston, MA                            02116
----------------------------------------------------           --------------
       (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number including area code:       (617) 330-6700
                                                    ------------------------



                          No change since last report
    ------------------------------------------------------------------------
             (Former name or address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE.

The undersigned Registrant files the following information in accordance with Regulation FD Rule 100(a)(1):





                       Investors Financial Services Corp.
                              Financial Highlights
                                  Quarter Ended
                               September 30, 2001


                                Table of Contents


Consolidated Statement of Income/Share Information            3

Condensed Consolidated Balance Sheet                          4

Average Balances Sheet                                        5

Asset Servicing Fees                                          6

                        CONSOLIDATED STATEMENT OF INCOME
                              FOR THE QUARTER ENDED
                               SEPTEMBER 30, 2001


(Dollars in thousands, except per share data)
-----------------------------------------------------------------------------------------

NET INTEREST INCOME
Interest income                                                                  $ 66,046
Interest expense                                                                   37,018
                                                                          ----------------
                    Net interest income                                            29,028

NON-INTEREST INCOME
Asset servicing fees                                                               64,617
Other operating income                                                                829
                                                                          ----------------
                    Total non-interest income                                      65,446

                    NET OPERATING REVENUE                                          94,474

OPERATING EXPENSES
Compensation and benefits                                                          44,879
Technology and telecommunications                                                   8,660
Transaction processing services                                                     6,949
Occupancy                                                                           4,847
Depreciation and amortization                                                       2,558
Travel and sales promotion                                                          1,670
Amortization of goodwill                                                              992
Professional fees                                                                     892
Other operating expenses                                                            3,161
                                                                          ----------------
                    Total Operating Expenses                                       74,608
                                                                          ----------------
                    Income before income taxes & minority interest                 19,866
Provision for income taxes                                                          5,990
Minority interest expense, net of income taxes                                        397
                                                                          ----------------
                    NET INCOME                                                   $ 13,479
                                                                          ================

EARNINGS PER SHARE (DILUTED)                                                     $   0.41
                                                                          ================
EARNINGS PER SHARE (CASH)                                                        $   0.43
                                                                          ================



                                SHARE INFORMATION
                              FOR THE QUARTER ENDED
                               SEPTEMBER 30, 2001

Common Stock Outstanding at September 30, 2001                         31,887,166
Weighted Average Diluted Shares at September 30, 2001                  33,063,925

                      CONDENSED CONSOLIDATED BALANCE SHEET
                              FOR THE QUARTER ENDED
                               SEPTEMBER 30, 2001


(Dollars in thousands)

ASSETS
Federal funds sold and short-term investments                                $    90,000
Securities held to maturity                                                    3,207,988
Securities available for sale                                                  1,486,432
Loans, net of reserve                                                            137,829
Non-marketable equity securities                                                  50,000
Goodwill, net                                                                     80,912
Other assets                                                                     171,889
                                                                        -----------------
                    TOTAL ASSETS                                             $ 5,225,050
                                                                        =================

LIABILITIES
Interest-bearing deposits                                                    $ 1,777,010
Non-interest bearing deposits                                                    524,625
                                                                        -----------------
                    Total deposits                                             2,301,635
Short-term and other borrowings                                                2,485,225
Other liabilities                                                                 78,341
                                                                        -----------------
                    TOTAL LIABILITIES                                          4,865,201

Minority interest/trust preferred securities                                      24,267

Stockholders' Equity                                                             335,582
                                                                        -----------------

                    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               $ 5,225,050
                                                                        =================

                              AVERAGE BALANCE SHEET
                              FOR THE QUARTER ENDED
                               SEPTEMBER 30, 2001


(Dollars in thousands)                                                    AVERAGE                        AVERAGE
                                                                          BALANCE         INTEREST     YIELD/COST
                                                                     ------------------ ------------- --------------

INTEREST-EARNING ASSETS
Federal funds sold and securities purchased
     under resale agreements                                               $    53,370     $     415          3.11%
Investment securities                                                        4,568,217        64,200          5.62%
Loans                                                                          121,308         1,431          4.72%
                                                                     ------------------ ------------- --------------
Total interest-earning assets                                                4,742,895        66,046          5.57%
Allowance for loan losses                                                         (100)
Non-interest earning assets                                                    305,256
                                                                     ------------------
                    TOTAL ASSETS                                           $ 5,048,051
                                                                     ==================

INTEREST-BEARING LIABILITIES
Deposits:
                    Demand                                                 $     3,592     $      17          1.89%
                    Savings                                                  1,858,223        16,400          3.53%
Short-term borrowings                                                        2,094,409        16,165          3.09%
Other borrowings                                                               350,000         4,436          5.07%
                                                                     ------------------ ------------- --------------
Total interest-bearing liabilities                                           4,306,224        37,018          3.44%
                                                                                        -------------
Noninterest-bearing liabilities
                    Demand deposits                                            174,035
                    Savings                                                     73,462
                    Non-interest bearing deposits                               89,728
                    Other liabilities                                           54,310
                                                                     ------------------
Total liabilities                                                            4,697,759
Trust preferred stock                                                           24,263
Equity                                                                         326,029
                                                                     ------------------
                    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             $ 5,048,051
                                                                     ==================

Net interest income                                                                           29,028
                                                                                        =============

Net interest margin                                                                                           2.45%

Average interest rate spread                                                                                  2.13%

Ratio of interest-earning assets to interest-bearing liabilities                                              110.14%

                              ASSET SERVICING FEES
                              FOR THE QUARTER ENDED
                               SEPTEMBER 30, 2001


ASSET SERVICING FEES BY SERVICE LINES:
-------------------------------------------------------------------

Custody, accounting, transfer agency, and
     administration                                        $ 52,741
Foreign Exchange                                              4,713
Cash Management                                               3,989
Securities Lending                                            1,985
Investment Advisory                                           1,189
                                                     ---------------
TOTAL                                                      $ 64,617
                                                     ===============

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       INVESTORS FINANCIAL SERVICES CORP.



                                       By:  /s/ Kevin J. Sheehan
                                            -----------------------------------
                                            Kevin J. Sheehan
                                            Chief Executive Officer
                                            and Chairman of the Board



Dated:  October 11, 2001